Exhibit 99.3

Rosetta Stone Inc.

Business Metrics

(in thousands)

	Quarter-Ended					Quarter-Ended					Quarter-Ended
	3/31/10	6/30/10	9/30/10	12/31/10	2010	3/31/11	6/30/11	9/30/11	12/31/11	2011	3/31/12	6/30/12	9/30/12	12/31/12	2012
Net Bookings by Market

US Consumer	41,631	38,746	41,138	52,243	173,758	29,814	36,828	35,562	54,786	156,990	41,237
International Consumer	10,029	8,177	9,860	15,176	43,242	14,996	12,910	11,945	14,589	54,440	13,046
Worldwide Consumer	51,660	46,923	50,998	67,419	217,000	44,810	49,738	47,507	69,375	211,430	54,283

Worldwide Institutional	9,108	17,110	22,307	14,395	62,920	10,770	16,973	18,555	15,459	61,757	10,984
Total	60,768	64,033	73,305	81,814	279,920	55,580	66,711	66,062	84,834	273,187	65,267

YoY Growth (%)
US Consumer	6%	-9%	-19%	-11%	-9%	-28%	-5%	-14%	5%	-10%	38%
International Consumer	304%	168%	135%	93%	146%	50%	58%	21%	-4%	26%	-13%
Worldwide Consumer	23%	3%	-7%	1%	4%	-13%	6%	-7%	3%	-3%	21%

Worldwide Institutional	8%	28%	5%	37%	18%	18%	-1%	-17%	7%	-2%	2%
Total	21%	9%	-4%	6%	7%	-9%	4%	-10%	4%	-2%	17%

% of Total Net Bookings
US Consumer	69%	60%	56%	64%	62%	54%	55%	54%	65%	57%	63%
International Consumer	16%	13%	14%	18%	15%	27%	20%	18%	17%	20%	20%
Worldwide Consumer	85%	73%	70%	82%	78%	81%	75%	72%	82%	77%	83%

Worldwide Institutional	15%	27%	30%	18%	23%	19%	25%	28%	18%	23%	17%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Revenue by Market

US Consumer	41,407	38,748	36,902	44,516	161,573	28,061	38,606	37,710	52,794	157,171	42,671
International Consumer	9,815	7,651	9,708	15,516	42,690	14,601	12,014	11,002	13,238	50,855	12,617
Worldwide Consumer	51,222	46,399	46,610	60,032	204,263	42,662	50,620	48,712	66,032	208,026	55,288

Worldwide Institutional	11,792	14,249	14,316	14,248	54,605	14,316	16,123	15,490	14,494	60,423	14,161
Total	63,014	60,648	60,926	74,280	258,868	56,978	66,743	64,202	80,526	268,449	69,449

YoY Growth (%)
US Consumer	5%	-8%	-28%	-25%	-16%	-32%	0%	2%	19%	-3%	52%
International Consumer	297%	154%	137%	101%	147%	49%	57%	13%	-15%	19%	-14%
Worldwide Consumer	22%	3%	-16%	-10%	-2%	-17%	9%	5%	10%	2%	30%

Worldwide Institutional	39%	23%	21%	26%	26%	21%	13%	8%	2%	11%	-1%
Total	25%	7%	-9%	-5%	3%	-10%	10%	5%	8%	4%	22%

% of Total Revenue
US Consumer	66%	64%	61%	60%	62%	49%	58%	59%	66%	58%	62%
International Consumer	15%	13%	16%	21%	17%	26%	18%	17%	16%	19%	18%
Worldwide Consumer	81%	77%	77%	81%	79%	75%	76%	76%	82%	77%	80%

Worldwide Institutional	19%	23%	23%	19%	21%	25%	24%	24%	18%	23%	20%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Prior period data has been modifed where applicable to conform to current presentation for comparative purposes.

Immaterial rounding differences may be present in this data in order to conform to Financial Statement totals.

Rosetta Stone Inc.

Business Metrics

(in thousands)

	Quarter-Ended					Quarter-Ended					Quarter-Ended
	3/31/10	6/30/10	9/30/10	12/31/10	2010	3/31/11	6/30/11	9/30/11	12/31/11	2011	3/31/12	6/30/12	9/30/12	12/31/12	2012
Consumer Revenue by Channel

DTC	31,026	25,142	27,500	34,496	118,164	31,856	30,984	31,177	42,368	136,385	36,839
Kiosk	9,391	8,683	7,392	9,533	34,999	7,312	7,368	6,987	8,504	30,171	6,483
Global Retail	9,608	11,200	9,832	15,413	46,053	2,585	10,752	9,015	14,265	36,616	10,999
Home School	1,197	1,374	1,886	590	5,047	909	1,516	1,533	895	4,854	967
Total	51,222	46,399	46,610	60,032	204,263	42,662	50,620	48,712	66,032	208,026	55,288

YoY Growth (%)
DTC	24%	-5%	-6%	-2%	2%	3%	23%	13%	23%	15%	16%
Kiosk	14%	-7%	-25%	-28%	-14%	-22%	-15%	-5%	-11%	-14%	-11%
Global Retail	34%	46%	-27%	-12%	0%	-73%	-4%	-8%	-7%	-20%	325%
Home School	-19%	-12%	-28%	-50%	-26%	-24%	10%	-19%	52%	-4%	6%
Total	22%	3%	-16%	-10%	-2%	-17%	9%	5%	10%	2%	30%

% of Total Consumer Revenue
DTC	61%	54%	59%	57%	58%	75%	61%	64%	64%	66%	66%
Kiosk	18%	19%	16%	16%	17%	17%	15%	14%	13%	15%	12%
Global Retail	19%	24%	21%	26%	23%	6%	21%	19%	22%	17%	20%
Home School	2%	3%	4%	1%	2%	2%	3%	3%	1%	2%	2%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Unit Metrics Updated
Consumer unit volume (in thousands)	132.1	120.0	128.3	173.4	553.8	114.2	139.9	145.7	221.7	621.5	190.8
Average Net Revenue per Unit	$388	$387	$363	$346	$369	$374	$362	$334	$298	$335	$290

YoY Unit Metrics Growth (%)
Consumer unit volume	10%	-3%	-18%	-11%	-7%	-14%	17%	14%	28%	12%	67%
Average Net Revenue per Unit	12%	7%	3%	1%	5%	-4%	-6%	-8%	-14%	-9%	-22%

# of Kiosks (end of period)
US	190	186	180	173	173	144	117	114	103	103	57
Europe	9	10	13	15	15	15	16	14	13	13	1
Asia Pacific	41	50	64	71	71	78	76	69	58	58	44
Total # of Kiosks (end of period)	240	246	257	259	259	237	209	197	174	174	102

Revenues by Geography

United States	52,476	52,139	50,390	57,624	212,629	41,271	53,418	51,708	65,725	212,122	54,914
International	10,538	8,509	10,536	16,656	46,239	15,707	13,325	12,494	14,801	56,327	14,535
Total	63,014	60,648	60,926	74,280	258,868	56,978	66,743	64,202	80,526	268,449	69,449

Revenues by Geography (as a %)
United States	83%	86%	83%	78%	82%	72%	80%	81%	82%	79%	79%
International	17%	14%	17%	22%	18%	28%	20%	19%	18%	21%	21%
Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%

Prior period data has been modifed where applicable to conform to current presentation for comparative purposes.

Immaterial rounding differences may be present in this data in order to conform to Financial Statement totals.